                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                        [ ] Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Evans Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                              March 19, 1998





To Our Shareholders:

         On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of Shareholders of Evans Bancorp, Inc. The annual meeting this year will be held at Romanello's South, 5793 South Park Avenue, Hamburg, New York, on WEDNESDAY, APRIL 29, 1998 at 12:30 P.M. The formal Notice of the Annual Meeting is set forth on the next page.

         The enclosed Notice and Proxy Statement contain details concerning the business to come before the 1998 Annual Meeting. The Board of Directors of the Company recommends a vote "FOR" the re-election of Phillip Brothman, David M. Taylor, and the election of Thomas H. Waring, Jr. as Directors.

         The vote of each shareholder is important. I urge you to sign, date and return the enclosed proxy card as promptly as possible. In this way, you can be sure that your shares will be voted at the meeting. If you are voting "FOR" the re-election of the nominated directors, you only need to sign the Proxy Card.

         A luncheon for our shareholders and guests will follow the Annual Meeting, and a cash bar will be available. I would appreciate it if you would mark on the Proxy Card if you will be attending and if you will be bringing a guest so that our reservation count will be accurate.

         Thank you for your confidence and support.


                                               Sincerely,



                                               Richard M. Craig

                               EVANS BANCORP, INC.
                            14 - 16 North Main Street
                             Angola, New York 14006


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 29, 1998





         The Tenth Annual Meeting of Shareholders of Evans Bancorp, Inc., a New York corporation (the "Company"), will be held on WEDNESDAY, APRIL 29, 1998 at 12:30 P.M. at Romanello's South, 5793 South Park Avenue, Hamburg, New York, for the following purpose:


                  (1) To elect three Directors of the Company, such Directors to hold office for the term of three years and until the election and qualification of their successors;


                  (2) To act upon such other business as may properly come before the meeting or any adjournment thereof.


         The Board of Directors has fixed the close of business on March 12, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

         A copy of the Company's Annual Report to Shareholders is enclosed for your reference.

         Please complete and return the enclosed proxy in the accompanying post-paid, addressed envelope as soon as you have an opportunity to review the attached Proxy Statement.




                                    By Order of the Board of Directors





                                    Robert W. Allen
                                    Secretary



Angola, New York
March 19, 1998

                               EVANS BANCORP, INC.
                            14 - 16 North Main Street
                             Angola, New York 14006

                                 PROXY STATEMENT
                              Dated March 19, 1998

                     For the Annual Meeting of Shareholders
                            to be Held April 29, 1998




                               GENERAL INFORMATION
                               -------------------


         This Proxy Statement is furnished to the shareholders of Evans Bancorp, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies for use at the Tenth Annual Meeting of Shareholders (the "Annual Meeting") to be held at Romanello's South, 5793 South Park Avenue, Hamburg, New York, on WEDNESDAY, APRIL 29, 1998 at 12:30 P.M. and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

         If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

         This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about March 19, 1998.


                                VOTING SECURITIES
                                -----------------


         Only holders of shares of Common Stock of record at the close of business on March 12, 1998 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on March 12, 1998, the Company had outstanding 1,698,950 shares of Common Stock. For all matters to be voted on at the Annual Meeting, holders of Common Stock have one vote per share. A majority of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

         Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Directors named therein and for the other proposals. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

         Under the Company's by-laws and the laws of the State of New York, directors of the Company are elected by a plurality of the votes cast in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions and broker non-votes will not affect the outcome of the election.


             SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL
             -------------------------------------------------------
                                     OWNERS
                                     ------


         The following table sets forth, as of January 31, 1998, the number (rounded to the nearest whole share) of outstanding shares of Common Stock beneficially owned by (i) each shareholder known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) all directors and nominees of the Company individually, and (iii) by all executive officers and directors as a group:

                                                        Nature and Amount of                     Percent of
Name                                                    Beneficial Ownership                        Class
----                                                    --------------------                        -----
Robert W. Allen (1)                                            29,775                                 1.8%
William F. Barrett (2)                                        161,345                                 9.5%
Phillip Brothman (3)                                           23,910                                 1.4%
Richard M. Craig (4)                                            8,022                                  .5%
LaVerne G. Hall (5)                                            57,782                                 3.4%
David C. Koch (6)                                              25,590                                 1.5%
Richard C. Stevenson (7)                                       54,880                                 3.3%
David M. Taylor (8)                                             6,840                                  .4%
Thomas H. Waring, Jr.                                             500                                  .1%
Directors and Officers  as a Group                            370,144                                21.8%
(11 persons)
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)



(1)      Includes 2,740 shares owned by Mr. Allen's wife.

(2)      Includes 12,850 shares owned by Mr. Barrett's wife, 30,940 shares owned jointly by Mr. Barrett and his wife and 6,345 shares held for Mr. Barrett's son, as to which he disclaims beneficial ownership.

(3)      Includes 1,473 shares owned by Mr. Brothman's wife and 2,704 shares held by a pension plan of which Mr. Brothman is a trustee and a participant.

(4)      Includes 5,343 shares owned jointly by Mr. Craig and his wife and 161 shares owned by Mr. Craig's daughter, as to which he disclaims beneficial ownership.

(5)      Includes 26,349 shares owned by Mr. Hall's wife.

(6) Includes 1,485 shares owned jointly by Mr. Koch and his wife, and 775 shares owned by Mr. Koch's son, as to which he disclaims beneficial ownership.

(7) Includes 3,225 shares owned by Mr. Stevenson's wife, also includes 12,635 shares held by Mr. Stevenson as conservator for Evelyn Simonsen and 1,060 shares held in a trust for F. Evelyn Beardsley as to which he disclaims beneficial ownership.

(8)      Includes 300 shares owned by Mr. Taylor and his wife.

(9) Includes 413 shares owned by Mr. James Tilley, Assistant Secretary of Evans Bancorp, Inc., 10 shares held by Mr. Tilley in trust for his grandson, and 75 shares owned jointly by Mr. Tilley and his mother.

(10) Includes 1,000 shares owned by Mr. William Glass, Treasurer of Evans Bancorp, Inc., held jointly with Mr. Glass's wife.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with by such persons, except that Mr. Hall and Mr. Brothman each filed one late report for one transaction in 1997.


                              ELECTION OF DIRECTORS
                              ---------------------


         It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the three nominees for Directors who are: Phillip Brothman, David M. Taylor, and Thomas H. Waring, Jr.

         The nominees proposed for election to the Board of Directors are all presently members of the Board.

         The nominees named herein, if elected as Directors, will hold office for three years until the Annual Meeting of Shareholders in 2001 and until their successors are duly elected and qualified. In the event that any nominee for Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Directors.

                         INFORMATION REGARDING DIRECTORS
                         -------------------------------


         The following table sets forth the names, ages and positions of the Directors of the Company.

                                                                                       Term
                  Name                      Age         Position                      Expires
                  ----                      ---         --------                      -------
                Nominees for Directors:
                -----------------------

                 Phillip Brothman            59        Director                        1998

                 David M. Taylor             46        Director                        1998

                 Thomas H. Waring, Jr.       40        Director                        1998

                     Directors:
                     ---------

                 Robert W. Allen             72        Secretary, Director             1999

                 William F. Barrett          56        Director                        1999

                 Richard M. Craig            60        Chairman of Board, President,   2000
                                                       CEO, Director

                 LaVerne G. Hall             60        Director                        2000

                 David C. Koch               62        Director                        1999

                 Richard C. Stevenson        89        Director                        2000


         Each Director is elected to hold office for a three year term and until his successor is elected and qualified.

         Mr. Brothman has been a Director since 1976 and is a partner in the law firm of Hurst, Brothman & Yusick.

         Mr. Taylor has been a Director since 1986 and is President of Concord Nurseries, Inc.

         Mr. Waring has been a Director since January 1, 1998. He is the principal of Waring Financial Group, an insurance and financial services firm.

         Mr. Allen has been a Director since 1960. He was the Executive Vice President of the Bank until his retirement in 1988.

         Mr. Barrett has been a Director since 1971. He is currently self employed as a property and investment manager and the former President of Carl
E. Barrett, Ltd., an insurance agency.

         Mr. Craig joined Evans National Bank (the "Bank") in 1987 and has served as President and Director since 1988. In 1989 he was appointed Chief Executive Officer, and was, in January 1998, also elected Chairman of the Board. Previously, he was the Administrative Vice President of M&T Bank.

         Mr. Hall has been a Director since 1981. He is the former Chairman of the Board of L.G. Hall Building Contractors, Inc.

         Mr. Koch has been a Director since 1979 and is Chairman and Chief Executive Officer of New Era Cap Co., Inc.

         Mr. Stevenson has been a Director since 1958 and is President of Stevenson Realtors and Chairman of the Board of Evans Land Corp.

         Mr. Carl F. Ulmer served as a director (since 1967) and the Chairman of the Board of Directors (since 1975) until his retirement on December 31, 1997. Mr. Ulmer also served as President and CEO of the Bank from 1967 until 1989.


The committees of the Board of Directors, which are nominated by the Chairman of the Board and approved by the Board of Directors, are as follows:

         Loan Committee:
         ---------------

         William F. Barrett, Chairman         Robert W. Allen           Richard M. Craig
         David C. Koch

         The Loan Committee met ten times during 1997. Its purpose is to review and approve loans exceeding $250,000 or loans that are non-conventional.

         Investment Committee:
         ---------------------

         Richard M. Craig, Chairman           David M. Taylor

         The Investment Committee met once in 1997. The Investment Committee meets a minimum of once a year to review the liquidity of the investment portfolio and discuss investment strategies.

         Planning Committee:
         -------------------

         LaVerne G. Hall, Chairman            William F. Barrett        Richard M. Craig
         David C. Koch

         The Planning Committee met twice in 1997. The Planning Committee is responsible for reviewing the strategic plan of the Bank and actions taken to obtain those objectives. .

         Loan Review Committee:
         ----------------------

         Phillip Brothman, Chairman           Richard M. Craig          LaVerne G. Hall
         David M. Taylor

         The Loan Review Committee met four times during 1997. Its purpose is to insure the Bank's provision and reserve for credit losses are adequate. The Loan Review Committee meets quarterly with the Bank's Loan Review Officer, who independently conducts the loan review. As a result of her recommendations, loans are graded based upon payment history, credit strength of borrower and other factors. This information is then aggregated to determine the overall adequacy of the credit loss reserve.

         Audit Committee:
         ----------------

         Phillip Brothman, Chairman           Robert W. Allen           Richard M. Craig
         David C. Koch                        David M. Taylor

         The Audit Committee met three times in 1997. The members of the Audit Committee receive from the internal auditor a quarterly report which describes findings for the prior quarter. The function of the Audit Committee is to insure that the Bank's activities are being conducted in accordance with law, banking rules and regulations, other regulatory and supervisory authorities, and the Bank's internal policies. In addition, the Audit Committee recommends to the Board of Directors the services of a reputable certified public accounting firm. The Committee receives and reviews the reports of the certified public accounting firm and presents them to the Board of Directors with comments and recommendations.


         Insurance Committee:
         --------------------

         William F. Barrett, Chairman         Robert W. Allen           Richard M. Craig

         The Insurance Committee met once during 1997. This committee reviews the coverage of insurance policies of the Bank and monitors costs.

         Human Resource Committee:
         -------------------------

         Richard C. Stevenson, Chairman       William F. Barrett        Richard M. Craig
         LaVerne G. Hall                      David C. Koch

         The Human Resource Committee met twice during 1997. Its purpose is to review management's recommendation as it relates to job classification, salary ranges and annual merit increases. The committee also reviews fringe benefits. The Human Resource Committee also establishes the compensation of the Executive Officers of the Company. See "Human Resource Committee Report on Executive Compensation".

         The Board of Directors of the Company met twelve times during 1997. Each incumbent director of the Company, except for Mr. Koch and Mr. Ulmer, attended at least 75% of the aggregate of all the meetings of the Board of Directors and the Committees of which they were members.


                            COMPENSATION OF DIRECTORS
                            -------------------------


         For the year 1997, members of the Board of Directors were compensated at the rate of $700 per meeting, with the Secretary receiving $750 per meeting. Total directors' fees during 1997 amounted to $131,450 (including committee fees and $36,915 of deferred compensation).

                             EXECUTIVE COMPENSATION
                             ----------------------


         There is shown below information concerning the annual and long-term compensation for service in all capacities to the Company for the years 1997, 1996 and 1995 of the Chief Executive Officer, the Senior Vice President of Administration, and the Senior Vice President of the Loan Division. No other executive officer earned in excess of $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                 ANNUAL COMPENSATION                              COMPENSATION
                        =======================================        ==================================
                                                                        AWARDS     PAYOUTS
NAME OF AND                                                             STOCK     LONG-TERM
PRINCIPAL                                                               OPTION    INCENTIVE   ALL OTHER
POSITION                YEAR     SALARY        BONUS    OTHER(1)       (SHARES)    PAYOUTS   COMPENSATION
--------                ----     ------        -----    --------       --------    -------   ------------
Richard M. Craig        1997    $151,308    $ 14,013    $  3,026         -0-         -0-         -0-
President & CEO         1996    $142,385    $ 13,840    $  2,848         -0-         -0-         -0-
                        1995    $135,631    $ 12,596    $  2,692         -0-         -0-         -0-

James Tilley            1997    $103,059    $  9,991    $  2,061         -0-         -0-         -0-
Senior Vice             1996    $ 97,095    $  9,875    $  1,942         -0-         -0-         -0-
President               1995    $ 93,146    $  9,464    $  1,836         -0-         -0-         -0-

William R. Glass        1997    $ 96,630    $  9,868    $  1,933         -0-         -0-         -0-
Senior Vice             1996    $ 90,235    $  9,743    $  1,805         -0-         -0-         -0-
President               1995    $ 85,300    $  8,799    $  1,706         -0-         -0-         -0-





---------------------

(1)      Includes the Bank's contribution to the Employee Savings Plan made for the benefit of Mr.
         Craig of $3,026 in 1997, $2,848 in 1996, and $2,692 in 1995, for the benefit of Mr. Tilley of $2,061 in 1997, $1,942 in 1996, and $1,836 in 1995, and for the benefit of Mr. Glass of
         $1,933 in 1997, $1,805 in 1996, and $1,706 in 1995. See "EMPLOYEE SAVINGS PLAN". Does not
         include personal benefits which did not exceed 10% of Mr. Craig's, Mr. Tilley's, or Mr.
         Glass' salary and bonus in any year.


         Employment Agreements
         ---------------------

         Mr. Richard Craig, Mr. James Tilley, and Mr. William Glass have each entered into an Employment Agreement with the Bank which runs through December 31, 2002. Each Employment Agreement provides that salary will be set annually by the Board of Directors. If the Bank terminates the Employment Agreement without cause, the Bank is obligated to continue to pay base salary for the longer of three months or the remainder of the term of the Employment Agreement.


Pension Plan
------------

         The Bank maintains a defined benefit pension plan for all eligible employees. An employee becomes vested in a pension benefit after five years of service. Upon retirement at age 65, vested participants are entitled to receive a monthly benefit. Prior to a May 1, 1994 amendment to the plan, the monthly benefit under the pension plan was 3% of average monthly compensation multiplied by years of service up to a maximum of fifteen years of service. In 1994, the pension plan was amended to change the benefit to 1% of average monthly compensation multiplied by years of service up to a maximum of thirty years of service. However, the benefits already accrued by employees prior to this amendment were not reduced by the amendment. Mr. Craig, Mr. Tilley, and Mr. Glass are participants in the pension plan, and as of December 31, 1997, Mr. Craig had nine years of credited service and $12,450 of average monthly compensation; Mr. Tilley had eight years of credited service and $8,429 of average monthly compensation; and Mr. Glass had four years of credited service and $8,198 of average monthly compensation.

         Supplemental Executive Retirement Plans
         ---------------------------------------

         In 1995, the Bank entered into non-qualified Supplemental Executive Retirement Plans ("SERP's") with both Mr. Craig and Mr. Tilley to provide retirement benefits to supplement their benefits under the Bank's pension plan and replace the benefits reduced by the 1994 amendment to the Pension Plan. See "PENSION PLAN". Under the SERP's Mr. Craig and Mr. Tilley are entitled to additional annual pension payments of $63,882 and $60,319, respectively, for 20 years after retirement at age 65, unless their employment is terminated earlier. The SERP's also provide death benefits in the event the executive dies prior to age 65 which are payable over 10 years. As of December 31, 1997, the annual death benefit amounts for Mr. Craig and Mr. Tilley were $63,577 and $45,335, respectively. The Bank has purchased a life insurance policy on both Mr. Craig and Mr. Tilley to assist in funding its obligations under the SERP's.

         Employee Savings Plan
         ---------------------

         The Bank also maintains a 401(k) salary deferral plan to assist employees in saving for retirement.

         All employees are eligible to participate on the first of the month following one year of service, provided they have completed 1,000 hours of service. Eligible employees can contribute up to a maximum of 15% of their base pay. An automatic 1% of base pay contribution is made by the Bank and in addition, the Bank makes a matching contribution at a rate of 25% of the first 4% contributed by a participant. Participants are always 100% vested in their own contributions and the Bank's matching contribution is also 100% vested.

         Individual account earnings will depend on the performance of the investment funds in which the participant invests. Specific guidelines govern adjustments to contribution levels, investment decisions and withdrawals from the plan. The benefit is paid as an annuity unless the employee elects one of the optional forms of payment available under the plan. See "Summary Compensation Table" for a summary of the amounts contributed by the Bank to this Plan for the benefit of Mr. Craig, Mr. Tilley, and Mr. Glass.


                        COMPENSATION COMMITTEE INTERLOCKS
                        ---------------------------------
                            AND INSIDER PARTICIPATION
                            -------------------------


         The Human Resources Committee of the Board of Directors serves as the Compensation Committee of the Company. The members of the Human Resource Committee are: Richard C. Stevenson, William F. Barrett, Richard M. Craig, LaVerne G. Hall, and David C. Koch. Mr. Craig is the Chairman of the Board, President, and CEO of the Company and the Bank. Until December 31, 1997, Mr. Carl F. Ulmer (a past Chairman, President, and CEO of the Bank) also served on the Human Resource Committee. Mr. Hall is the former Chairman of the Board of L.G. Hall Building Contractors, Inc., which has performed construction work for the Company. See "Certain Transactions."

         There are no Compensation Committee Interlocks required to be disclosed in this Proxy Statement.

                       HUMAN RESOURCE COMMITTEE REPORT ON
                       ----------------------------------
                             EXECUTIVE COMPENSATION
                             ----------------------


         The Human Resource Committee has the responsibility of reviewing the overall compensation policies for the employees of the Bank and also establishes the compensation of Mr. Craig, Mr. Tilley, and Mr. Glass, the Named Executives of the Company.

         The Bank uses a base salary/hourly rate and a bonus program to compensate its employees, including the Named Executives.

         The Bank uses a system of salary grades and corresponding salary ranges to set base salary/hourly rates. Positions are assigned a salary grade on the basis of job descriptions and comparisons to benchmark positions in the industry. Annually the Bank participates in a number of salary surveys provided by or endorsed by various bank trade association groups. The surveys summarize compensation information on a national, regional and local basis, with data furnished based upon bank asset size and geographic region. In January of each year, management presents recommendations to the Human Resource Committee to adjust the salary ranges based upon this information and also recommended salary adjustments for the employees. Compensation recommendations are determined based upon individual job performance, experience and position with the salary range. Mr. Craig, as the Chief Executive Officer, makes recommendations for the Compensation levels of the Senior Vice-Presidents, including Mr. Tilley and Mr. Glass. The Human Resource Committee (excluding Mr. Craig) develops recommendations for Mr. Craig's salary based upon the same approach.

         Also, in January of each year, the Human Resource Committee establishes a bonus pool for the Bank's employees based upon the financial performance of the Bank for the previous year, including such factors as the operating results compared to the operating budget, net income, the return on average assets, the return on average equity and the earnings per share, growth in loans and growth in deposits. The Human Resource Committee (excluding Mr. Craig) then determines what amount of the bonus pool will be paid to each of Mr. Craig and the Senior Vice Presidents, including Mr. Tilley and Mr. Glass, based upon their evaluation of each person's performance and contributions to the financial results of the Bank for the prior year. Management then allocates the remainder of the bonus pool among other employees of the Bank based upon management's evaluation of individual job performance and contributions to the Bank.

                            Human Resource Committee:
                            -------------------------

             Richard C. Stevenson, Chairman         William F. Barrett
             Richard M. Craig                       LaVerne G. Hall
             David C. Koch

         The report of the Human Resource Committee and the Performance Graph shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this proxy statement or any part thereof in the Company's Annual Report on Form 10-K.


                              CERTAIN TRANSACTIONS
                              --------------------


         The Bank has had, and in the future, expects to have banking and fiduciary transactions with Directors and Executive Officers of the Company and some of their affiliates. All such transactions have been in the ordinary course of business and on substantially the same terms (including interest rates on loans) as those prevailing at the time for comparable transactions with others.

         Mr. Phillip Brothman is a partner of the law firm of Hurst, Brothman & Yusick which served as general counsel to the Company and received legal fees.


         In 1997, there were no transactions with L.G. Hall Building Contractors, Inc. However, in 1996, the Bank paid L.G. Hall Building Contractors, Inc. approximately $484,000 for the completion of the new branch located at 8599 Erie Road in the Town of Evans, and also approximately $106,000 for the renovation of the Angola Office located at 14-16 North Main Street in Angola, New York. Mr. Hall is the former Chairman of the Board of L.G. Hall Building Contractors, Inc.


                                PERFORMANCE GRAPH
                                -----------------


         The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for a five-year period (December 31, 1992 to December 31, 1997) with the cumulative total return of the Standard & Poor's 500 ("S & P 500") stock index and Standard & Poors Banks (Major Regional)-500 Stock Index ("Banks (Major Regional)-500"). As the Company's stock is not traded on a public market, the price information is based upon stock prices in private transactions as disclosed to the Company for the periods indicated. The comparison for each of the periods assumes that $100 was invested on December 31, 1992 in each of the Company's common stock, the stocks included in the Banks (Major Regional-500) Index, and the stocks included in the S & P 500 Index and that all dividends were reinvested.


                             COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                                   AMONG EVANS BANCORP, INC.
                               S&P 500 INDEX AND S&P GROUP INDEX
                               ---------------------------------

                                        FISCAL YEAR ENDING
                       1992      1993      1994      1995      1996      1997
                       ----      ----      ----      ----      ----      ----

EVANS BANCORP INC       100     135.49    150.83    247.80    324.97     458.79
S&P GROUP INDEX         100     106.42    100.34    158.00    215.90     324.63
S&P 500 INDEX           100     110.08    111.54    153.45    188.69     251.64


                                  OTHER MATTERS
                                  -------------


         The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by directors, officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

         Deloitte & Touche, LLP were the auditors for the Company for the year ended December 31, 1997. Representatives of that firm will be present at the annual meeting to respond to appropriate questions that may be raised and they will have the opportunity to make a statement, if they so desire.

         It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter which may properly be presented for action at the meeting.

         Proposals of shareholders intended to be presented at the Eleventh Annual Meeting of Shareholders must be received by the Secretary, Evans Bancorp, Inc. 14 - 16 North Main Street, Angola, New York, 14006, no later than November 19, 1998. In accordance with the Company's By-Laws, shareholder nominations for directors to be elected at an annual meeting of shareholders must be submitted to the Secretary of the Company in writing not less than 14 days nor more than 50 days immediately preceding the date of the annual meeting. If less than 21 days notice of the annual meeting is given to shareholders, nominations shall be mailed or delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known by the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of Common Stock of the Company owned by the notifying shareholder. Under the current bylaws of the Company, in order to be eligible to be nominated as a new director of the Company, the proposed nominee must hold at least $10,000 aggregate market value of stock of the Company and be less than 70 years of age. Nominations not made in accordance with the bylaws of the Company may, in his/her discretion, be disregarded by the presiding officer of the meeting, and upon his/her instruction, the vote tellers may disregard all votes cast for each such nominee. In the event that the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of Common Stock of the Company shall be counted if at least one nomination for that person complies herewith.



                       By order of the Board of Directors,

                               EVANS BANCORP, INC.





                                 Robert W. Allen
                                 Secretary






Angola, New York
March 19, 1998

                                     EVANS
                                  BANCORP INC.
                                  ------------







                 PROXY FOR TENTH ANNUAL MEETING OF SHAREHOLDERS

                              EVANS BANCORP, INC.
                            14-16 NORTH MAIN STREET
                             ANGOLA, NEW YORK 14006

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert W. Allen and Richard M. Craig as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Common Stock of Evans Bancorp, Inc. held of record by either of the undersigned on March 12, 1998, at the Tenth Annual Meeting of Shareholders to be held on April 29, 1998, or any adjournments thereof.

PROPOSAL 1. ELECTION OF DIRECTORS

        [ ] FOR all three nominees listed below (except for any       [ ] WITHHOLD AUTHORITY to vote for all
            nominee whose name has been written in the space              three nominees
            provided)
                    Philip Brothman            David M. Taylor           Thomas H. Waring, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------
            (continued and to be dated and signed on the other side)

     EVANS
     BANCORP, INC.
     -------------
     C/O CORPORATE TRUST SERVICES
     MAIL DROP 1090FS-4129
     38 FOUNTAIN SQUARE PLAZA
     CINCINNATI, OH 45263
















                               FOLD AND DETACH HERE


--------------------------------------------------------------------------------
   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

   PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY,
   USING THE ENCLOSED ENVELOPE.

   [ ] I WILL ATTEND THE MEETING.  _____ Number attending. (Each shareholder may bring one guest.)   [ ] SORRY, I CANNOT ATTEND.

   NOTE: MEETING WILL BE HELD THIS YEAR AT 12:30 P.M., FOLLOWED BY A LUNCHEON.


                                                DATED:____________________, 1998





                                                ________________________________
                                                   (SIGNATURE OF STOCKHOLDER)

                                                ________________________________
                                                   (SIGNATURE OF STOCKHOLDER)
                                                Please sign exactly as name
                                                appears on the stock
                                                certificate. When shares are
                                                held by joint tenants both are
                                                required to sign. When signing
                                                as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name for and by its President or
                                                other authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.